Offerings - Offering: 1	Dec. 29, 2025 USD ($)
Offering:
Fee Previously Paid	false
Rule 0-11	true
Transaction Valuation	$ 15,000,000
Fee Rate	0.01381%
Amount of Registration Fee	$ 2,071.5
Offering Note
The transaction valuation is calculated as the aggregate maximum purchase price for shares of common stock, par value $0.001, or approximately 1,590,600 of outstanding common shares of Mount Logan Capital, Inc.